UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2009

Date of reporting period:	July 1, 2009 to December 31, 2009

Item 1 - Report to Stockholders

February 12, 2010

Dear Fellow Shareholder,

The New America High Income Fund's (the "Fund") total return based on net asset value per share (the "NAV") for 2009 was an impressive 83.63%, a far cry from the negative total return of -34.74% in 2008. These results should not be viewed in isolation but rather as a combination of the two years in a period of high volatility. For the two year period, the Fund had a combined total return based on NAV of 21.2%, or a 10.09% average annualized total return.

The portfolio's performance benefited from a combination of the 54% recovery of the market as measured by the Credit Suisse High Yield Index, the low cost leverage deployed by the Fund and the skill of our investment advisor, T. Rowe Price Associates, Inc. The economic turmoil is still evident in all markets. We do not expect a repeat of 2009's gains, however, we do believe that a high yield strategy which is both conservative and opportunistic can continue to be rewarding for our shareholders.

The Fund's leverage, which is in the form of an Auction Term Preferred Stock (the "ATP"), contributed approximately 23% of the common stock dividend in 2009. The Fund's use of leverage is not without risk. Leverage increases the volatility of the Fund's NAV. In improving high yield markets, the leverage increases the NAV, however, in declining markets, the leverage exacerbates the decline in the Fund's NAV.

Performance Update

The Fund's NAV ended the period at $9.44. The market price for the Fund's shares on the New York Stock Exchange closed at $9.05 on December 31, 2009, representing a market price discount of approximately 4.1% from the NAV. The Fund paid dividends totaling $0.904 per share in 2009. Of course in the future, the Fund's common stock dividend may fluctuate, as it has in the past, depending upon portfolio results, the cost and amount of leverage, market conditions and other factors.

	Total Returns for the Periods Ending December 31, 2009
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	126.88%	12.88%
New America High Income Fund (NAV and Dividends)	83.63%	21.00%
Lipper Closed-End Fund Leveraged High Yield Average	59.91%	(13.60%)
Credit Suisse High Yield Index	54.22%	16.87%
Citigroup 10 Year Treasury Index	7.31%	18.96

Sources: Credit Suisse, Citigroup, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

High Yield Market Update

The high yield market ended the year with powerful momentum, capping off the best year ever for the asset class. Even as the economy, by some measures, struggled on the path to recovery and interest rates trended higher, positive investor flows and the pace of new issue volume suggested confidence in the high yield asset class remained intact. New buyers of high yield bonds emerged during the fourth quarter, allowing corporate America to issue more debt securities at attractive long term rates.

The process of refinancing and balance sheet repair that we have witnessed throughout the year has been a key ingredient in the recovery for high yield bonds and should lead to much lower default rates in 2010 than 2009. In December, only one high yield company missed an interest payment. Just a year ago one commonly cited measure, the distressed ratio, (the percentage of the market trading at a yield of 1,000 basis points or more over the reference US Treasury bond yield) peaked at 84%, implying only 16% of the high yield universe was at low risk of insolvency. Today the distressed ratio is closer to 18%, reflecting an unprecedented improvement in the outlook for high yield credits. Prices for high yield bonds have witnessed a similar recovery, with valuations surging throughout the year. While the gains have been dramatic, they are in many cases attributable to the stern actions corporate managements undertook throughout the crisis to right size their businesses for a new economic reality. Many of the credits we evaluate look fundamentally better than they did just a year ago, with lower levels of debt on the balance sheet and ample liquidity. This renewed corporate vigor along with the backdrop of a slowly improving economy and a market that remains receptive to new issues sets the stage for a lower default rate and potentially additional capital appreciation for high yield bonds as we move into the new year.

Strategy Review

One notable trend in our asset class during the last months of 2009 was the emergence of financial services industry as one of the largest sectors in our market. Comprised mostly of fallen angels that have drifted lower in credit quality as a consequence of the credit crisis, most high yield benchmarks now place financials at around 10% of all outstanding high yield debt. CIT, SLM Corp and even lower tranches of AIG and Bank of America now populate the universe of debt with ratings below investment grade. When CIT emerged from bankruptcy in December, it immediately became one of the largest high yield issuers. We continue to carefully evaluate the financial services credits as they enter our universe and have found many attractive for inclusion in the portfolio. A steep yield curve and federal government support has us anticipating good performance out of this increasingly important sector.

We continued to emphasize higher yielding, medium and lower quality credits as we managed the portfolio at the end of the year. For example, we added a significant position in wireless spectrum player Clearwire in November. The company issued 12% bonds due 2015, with the securities rated Caa1/B-. Similarly, we increased our position in Intelsat Bermuda 11.5% notes of 2017. We hold strong conviction on these companies fundamentally, but also believe these types of securities will prove defensive in a rising interest rate environment. Conversely, we are deemphasizing lower coupon, longer duration BB rated bonds on the view that they may suffer in price should rates move higher in 2010.

Outlook

High yield bonds delivered solid gains in 1992 and 2004, following spectacular results in the years prior. While that offers no guarantee results for 2010 will follow a similar pattern after 2009's heady gains, we think it is worth considering investors may still earn high current income and some additional capital appreciation this year. In spite of our positive perspective on the market, we are ever cautious regarding signs of bad behavior returning to the asset class and we are constantly on the lookout for questionable structures, weak covenants and skimpy pricing for new deals. It is our intent to remain ever vigilant in our research and we do not intend to compromise our credit standards as we strive to protect the hard earned gains the fund has enjoyed over the past year.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul A. Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2009	As a Percent of Total Investments
Telecommunications	12.80%
Oil and Gas	8.85%
Finance	7.59%
Broadcasting and Entertainment	6.04%
Diversified/Conglomerate Service	5.93%
Containers, Packaging and Glass	5.55%
Healthcare, Education and Childcare	5.29%
Retail Stores	5.10%
Hotels, Motels, Inns and Gaming	4.92%
Mining, Steel, Iron and Non-Precious Metals	4.17%
Electronics	4.12%
Utilities	3.82%
Automobile	3.60%
Building and Real Estate	3.07%
Chemicals, Plastics and Rubber	2.34%
Printing and Publishing	2.13%
Personal, Food and Miscellaneous Services	1.87%
Diversified/Conglomerate Manufacturing	1.69%
Beverage, Food and Tobacco	1.66%
Insurance	1.39%
Aerospace and Defense	1.28%
Leisure, Amusement and Entertainment	1.06%
Personal Transportation	0.87%
Ecological	0.73%
Cargo Transport	0.56%
Groceries	0.56%
Personal Non-Durable Consumer Products	0.49%
Textiles and Leather	0.42%
Furnishings, Housewares, Consumer Durable	0.32%
Banking	0.23%
Short-Term Investments	1.55%
Total Investments	100.00%
Moody's Investors Service Ratings December 31,2009 (Unaudited)	As a Percent of Total Investments
Short Term Prime-1	1.55%
Baa2	0.07%
Baa3	1.17%
Total Baa	1.24%
Ba1	3.93%
Ba2	8.19%
Ba3	10.60%
Total Ba	22.72%
B1	12.15%
B2	12.62%
B3	15.24%
Total B	40.01%
Caa1	14.55%
Caa2	5.86%
Caa3	3.75%
Total Caa	24.16%
Ca	1.92%
Unrated	6.50%
Equity	1.90%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 127.97% (d)
Aerospace and Defense — 1.78%
$650	BE Aerospace Inc., Senior Notes, 8.50%, 07/01/18	Ba3	$689
350	Colt Defense LLC, Senior Notes, 8.75%, 11/15/17 (g)	B2	358
650	GenCorp Inc., Senior Subordinated Notes, 9.50%, 08/15/13	B1	657
300	L3 Communications Corporation, Senior Subordinated Notes, 6.375%, 10/15/15	Ba2	299
625	Moog, Inc., Senior Notes, 7.25%, 06/15/18	Ba3	603
200	Spirit Aerosystems, Inc., Senior Notes, 7.50%, 10/01/17 (g)	B2	197
825	TransDigm Inc., Senior Subordinated Notes, 7.75%, 07/15/14	B3	836
225	Triumph Group, Inc, Senior Subordinated Notes, 8%, 11/15/17 (g)	Ba3	227
			3,866
Automobile — 4.64%
175	Affinia Group, Inc., Senior Notes, 10.75%, 08/15/16 (g)	B1	190
150	Affinia Group, Inc., Senior Subordinated Notes, 9%, 11/30/14	B3	145
1,935	Allison Transmission, Inc., Senior Notes, 12%, 11/01/15 (g)(i)	Caa2	2,022
1,250	American Axle & Manufacturing, Inc., Senior Notes, 7.875%, 03/01/17	Caa3	1,056
50	American Axle & Manufacturing, Inc., Senior Notes, 9.25%, 01/15/17 (g)	B2	51
1	Commercial Vehicle Group, Inc., Fixed Income Units, 13%, 02/15/13 (c)(g)(i)	(e)	496
475	Cooper Standard Automotive Inc., Senior Subordinated Notes, 8.375%, 12/15/14 (a)	(e)	121

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,500	General Motors Corporation, Senior Notes, 6.75%, 05/01/28 (a)	(e)	$386
1,500	General Motors Corporation, Senior Notes, 8.25%, 07/15/23 (a)	(e)	398
1,725	Goodyear Tire & Rubber Company, Senior Notes, 10.50%, 05/15/16	B1	1,906
525	KAR Holdings, Inc., Senior Notes, 8.75%, 05/01/14	B3	543
1,700	KAR Holdings, Inc., Senior Subordinated Notes, 10%, 05/01/15	Caa1	1,810
400	Tenneco Automotive, Inc., Senior Subordinated Notes, 8.125%, 11/15/15	B3	404
275	Tenneco Automotive, Inc., Senior Subordinated Notes, 8.625%, 11/15/14	Caa2	277
275	United Components, Inc., Senior Subordinated Notes, 9.375%, 06/15/13	Caa2	265
			10,070
Beverage, Food and Tobacco — 2.13%
375	Alliance One International , Inc., Senior Notes, 10%, 07/15/16 (g)	B2	395
100	Alliance One International , Inc., Senior Notes, 10%, 07/15/16 (g)	(e)	105
44	B&G Foods Holdings Corporation, Senior Subordinated Notes, 12%, 10/30/16	Caa1	137
325	CEDC Finance Corporation International, Senior Notes, 9.125%, 12/01/16 (g)	B1	336
75	Constellation Brands, Inc., Senior Notes, 8.375%, 12/15/14	Ba3	80
200	Cott Beverages, Inc., Senior Notes, 8.375%, 11/15/17 (g)	Caa1	206
309	Dole Food Company, Inc., Senior Notes, 13.875%, 03/15/14 (g).	B2	368
100	JBS S.A., Senior Notes, 9.375%, 02/07/11	B1	103

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$400	JBS USA, LLC Senior Notes, 11.625%, 05/01/14 (g)	B1	$457
200	Pinnacle Foods Finance LLC, Senior Notes, 9.25%, 04/01/15	Caa2	203
325	Pinnacle Foods Finance LLC, Senior Notes, 9.25%, 04/01/15 (g)	Caa2	329
100	Pinnacle Foods Finance LLC, Senior Subordinated Notes, 10.625%, 04/01/17	Caa2	104
900	Tyson Foods, Inc., Senior Notes, 10.50%, 03/01/14	Ba3	1,033
775	US Food Service, Senior Notes, 10.25%, 06/30/15 (g)	(e)	767
			4,623
Broadcasting and Entertainment — 7.71%
650	AMC Entertainment, Inc., Senior Notes, 8.75%, 06/01/19	B1	662
500	Belo Corporation, Senior Notes, 8%, 11/15/16	Ba2	512
450	Cinemark, USA, Inc., Senior Notes, 8.625%, 06/15/19 (g)	B3	467
550	CSC Holdings, Inc., Senior Notes, 7.625%, 07/15/18	Ba3	566
250	CSC Holdings, Inc., Senior Notes, 8.50%, 04/15/14 (g)	Ba3	266
625	CSC Holdings, Inc., Senior Notes, 8.625%, 02/15/19 (g)	Ba3	673
190	CW Media Holdings, Inc., Senior Notes, 13.50%, 08/15/15 (g)	Ca	200
1,178	EchoStar DBS Corporation, Senior Notes, 6.625%, 10/01/14	Ba3	1,181
375	EchoStar DBS Corporation, Senior Notes, 7.75%, 05/31/15	Ba3	393
475	Kabel Deutschland GmbH, Senior Notes, 10.625%, 07/01/14	B2	498
825	Lamar Media Corporation, Senior Subordinated Notes, 6.625%, 08/15/15	B2	800

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$125	Lamar Media Corporation, Senior Subordinated Notes, Series B, 6.625%, 08/15/15	B2	$120
100	Lamar Media Corporation, Senior Subordinated Notes, Series C, 6.625%, 08/15/15	B2	96
400	Lamar Media Corporation, Senior Subordinated Notes, 9.75%, 04/01/14	Ba3	441
575	Lions Gate Entertainment, Inc., Senior Notes, 10.25%, 11/01/16 (g)	B1	570
400	Mediacom Broadband LLC, Senior Notes, 8.50%, 10/15/15	B3	404
500	Regal Cinemas Corporation, Senior Notes, 8.625%, 07/15/19	(e)	519
700	Sinclair Television Group, Inc., Senior Notes, 9.25%, 11/01/17 (g)	B2	728
850	Sirius Satellite Radio, Inc., Senior Notes, 9.625%, 08/01/13	Ca	846
250	Sirius XM Radio, Inc., Senior Notes, 9.75%, 09/01/15 (g)	Caa2	264
2,394	Univision Communications, Inc., Senior Notes, 10.50%, 03/15/15 (g)(i)	Caa2	2,131
700	Univision Communications, Inc., Senior Notes, 12%, 07/01/14 (g)	B2	772
550	UPC Germany GMBH, Senior Notes, 8.125%, 12/01/17 (g)	B1	551
250	Videotron Ltee., Senior Notes, 6.375%, 12/15/15	Ba2	244
1,000	Videotron Ltee., Senior Notes, 6.875%, 01/15/14	Ba2	1,005
25	Videotron Ltee., Senior Notes, 9.125%, 04/15/18 (g)	Ba2	28
50	Videotron Ltee., Senior Notes, 9.125%, 04/15/18	Ba2	55
275	XM Satellite Radio, Inc., Senior Notes, 11.25%, 06/15/13 (g)	Caa2	294

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,350	XM Satellite Radio, Inc., Senior Notes, 13%, 08/01/14 (g)	Ca	$1,461
			16,747
Building and Real Estate — 4.02%
125	Associated Materials, LLC, Senior Notes, 9.875%, 11/15/16 (g)	B2	133
225	Beazer Homes USA. Inc., Senior Notes, 6.50%, 11/15/13	Caa2	178
250	Beazer Homes USA. Inc., Senior Notes, 8.125%, 06/15/16	Caa2	189
1,750	Gibraltar Industries, Inc., Senior Subordinated Notes, 8%, 12/01/15	B3	1,689
500	Host Marriott, L.P., Senior Notes, 6.75%, 06/01/16	Ba1	496
500	Icahn Enterprises, Senior Notes, 7.125%, 02/15/13	Ba3	510
525	K. Hovnanian Enterprises, Senior Notes, 10.625%, 10/15/16 (g)	B1	551
600	Obrascon Huarte Lain S.A, Senior Notes, 6.25%, 05/18/12 (EUR)	Ba1	821
725	Reliance Intermediate Holdings, L.P., Senior Notes, 9.50%, 12/15/19 (g)	Ba2	751
725	Smurfit-Stone Container Enterprises, Inc, Senior Notes, 8%, 03/15/17 (a)	(e)	640
400	Standard Pacific Corporation, Senior Notes, 10.75%, 09/15/16 (g)	Caa1	400
950	Texas Industries, Inc., Senior Notes, 7.25%, 07/15/13	B2	933
200	Texas Industries, Inc., Senior Notes, 7.25%, 07/15/13	B2	197
475	USG Corporation, Senior Notes, 9.75%, 08/01/14 (g)	B1	505
500	Ventas Realty, Limited Partnership, Senior Notes, 6.50%, 06/01/16	Ba1	481

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$275	Ventas Realty, Limited Partnership, Senior Notes, 6.50%, 06/01/16	Ba1	$265
			8,739
Cargo Transport — .78%
650	American Railcar Industries, Inc., Senior Notes, 7.50%, 03/01/14	Caa1	611
200	Kansas City Southern Railway Company, Senior Notes, 13%, 12/15/13	B2	232
400	TFM, S.A. de C.V., Senior Notes, 9.375%, 05/01/12	B2	412
450	United Maritime Group, LLC, Senior Notes, 11.75%, 06/15/15 (g)	B3	452
			1,707
Chemicals, Plastics and Rubber — 2.98%
425	Ashland, Inc., Senior Notes, 9.125%, 06/01/17 (g)	Ba3	466
600	Cognis Deutschland 9.50%, 05/15/14 (g) (EUR)	(e)	882
225	Compass Minerals International, Inc., Senior Notes, 8%, 06/01/19 (g)	B1	236
175	Georgia Gulf Corporation, Senior Notes, 9%, 01/15/17 (g)	B3	177
475	Hexion Specialty Chemicals, Inc., Senior Notes, 9.75%, 11/15/14	Caa1	466
675	Huntsman International LLC, Senior Subordinated Notes, 6.875%, 11/15/13 (g) (EUR)	B3	897
1,000	INVISTA S.A.R.L., Senior Notes 9.25%, 05/01/12 (g)	Ba3	1,015
300	Koppers Holdings Inc., Senior Notes, 7.875%, 12/01/19 (g)	B1	304
625	PolyOne Corporation, Senior Notes, 8.875%, 05/01/12	B1	647
550	Solutia, Inc, Senior Notes, 8.75%, 11/01/17	B2	573
750	Terra Capital, Inc., Senior Notes, 7.75%, 11/01/19 (g)	B1	804
			6,467

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Containers, Packaging and Glass — 7.72%
$675	Ball Corporation, Senior Notes, 7.125%, 09/01/16	Ba1	$700
425	Ball Corporation, Senior Notes, 7.375%, 09/01/19	Ba1	441
850	Berry Plastics Corporation, Senior Notes, 8.25%, 11/15/15 (g)	B1	863
375	Boise Cascade, LLC, Senior Notes, 9%, 11/01/17 (g)	B3	387
917	Boise Cascade, LLC, Senior Subordinated Notes, Notes, 7.125%, 10/15/14	Caa1	825
900	BWAY Corporation, Senior Subordinated Notes, 10%, 04/15/14 (g)	B3	951
375	Cascades Inc., Senior Notes, 7.75%, 12/15/17 (g)	Ba3	381
300	Cascades, Inc., Senior Notes, 7.875%, 01/15/20 (g)	Ba3	305
450	Cellu Tissue Holdings, Inc., Senior Secured Notes, 11.50%, 06/01/14	B2	495
300	Clearwater Paper Corporation, Senior Notes, 10.625%, 06/15/16 (g)	Ba3	335
800	Clondalkin Acquisition BV, Senior Notes, 2.254%, 12/15/13 (g)	B1	700
500	Crown Americas, L.L.C., Senior Notes, 7.75%, 11/15/15	B1	517
275	Domtar Inc., Senior Notes, 5.375%, 12/01/13	Ba3	267
950	Domtar Inc., Senior Notes, 7.125%, 08/15/15	Ba3	952
100	Domtar Inc., Senior Notes, 9.50%, 08/01/16	(e)	107
225	Georgia-Pacific Corporation, Senior Notes, 7%, 01/15/15 (g)	Ba3	228
150	Georgia-Pacific Corporation, Senior Notes, 7.70%, 06/15/15	B2	158

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$275	Georgia-Pacific LLC, Senior Notes, 8.25%, 05/01/16 (g)	Ba3	$291
1,075	Graham Packaging Company, L.P., Senior Subordinated Notes, 9.875%, 10/15/14	Caa1	1,094
100	Graphic Packaging International, Inc., Senior Notes, 9.50%, 8/15/13	B3	103
600	Graphic Packaging International, Inc., Senior Notes, 9.50%, 06/15/17	B3	653
350	Greif Inc., Senior Notes, 7.75%, 08/01/19	Ba2	354
300	International Paper Company, Senior Notes, 9.375%, 05/15/19	Baa3	367
425	JSG Funding PLC, Subordinated Notes, 7.75%, 04/01/15	B2	406
450	NewPage Corporation, Senior Secured Notes, 11.375%, 12/31/14 (g)..	B2	459
850	Plastipak Holdings, Inc., Senior Notes, 8.50% 12/15/15 (g)	B3	871
275	Plastipak Holdings, Inc., Senior Notes, 10.625%, 08/15/19 (g)	B3	304
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19 (g)	Ba1	587
1,275	Reynolds Group Issuer, Inc., Senior Notes, 7.75%, 10/15/16 (g)	B1	1,307
450	Rock-Tenn Company, Senior Notes, 9.25%, 03/15/16	Ba2	488
475	Silgan Holdings, Inc., Senior Notes, 7.25%, 08/15/16	Ba3	488
375	Solo Cup Company, Senior Notes, 10.50%, 11/01/13 (g)	B2	397
			16,781
Diversified/Conglomerate Manufacturing — 2.35%
500	AGY Holding Corp., Senior Notes, 11%, 11/15/14	B3	409
400	Altra Holdings, Inc., Senior Notes, 8.125%, 12/01/16 (g)	B1	411

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$150	AMH Holdings, LLC, Senior Discount Notes, 11.25%, 03/01/14	Caa2	$145
725	Bombardier Inc., Senior Notes, 6.30%, 05/01/14 (g)	Ba2	723
225	Bombardier Inc., Senior Notes, 8%, 11/15/14 (g)	Ba2	233
200	CPM Holdings, Inc., Senior Notes, 10.625%, 09/01/14 (g)	B2	209
1,125	Columbus McKinnon Corporation, Senior Subordinated Notes, 8.875%, 11/01/13	B1	1,136
500	Goodman Global, Inc., Senior Notes, 13.50%, 02/15/16	(e)	555
500	Hawk Corporation, Senior Notes, 8.75%, 11/01/14	B3	500
350	Manitowoc Company, Inc., Senior Notes, 7.125%, 11/01/13	Caa1	329
400	RBS Global, Inc., Senior Notes, 9.50%, 08/01/14	Caa2	400
50	Terex Corporation, Senior Notes, 10.875%, 06/01/16	B2	56
			5,106
Diversified/Conglomerate Service — 8.26%
475	Anixter Inc., Senior Notes, 10%, 03/15/14	Ba2	525
400	Avis Budget Car Rental LLC, Senior Notes, 7.625%, 05/15/14	Caa1	380
675	Dycom Investments, Inc., Senior Subordinated Notes, 8.125%, 10/15/15	Ba3	619
1,025	Edgen Murray Corporation, Senir Notes, 12.25%, 01/15/15 (g)	Caa1	1,015
525	Education Management LLC, Senior Notes, 8.75%, 06/01/14	B2	542
81	Education Management LLC, Senior Subordinated Notes, 10.25%, 06/01/16	B3	87
875	First Data Corporation, Senior Notes, 9.875%, 09/24/15	Caa1	814

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,304	First Data Corporation, Senior Notes, 10.55%, 09/24/15 (i)	Caa1	$1,154
725	First Data Corporation, Senior Subordinated Notes, 11.25%, 03/31/16	Caa2	620
425	GEO Group, Inc., Senior Notes, 7.75%, 10/15/17 (g)	B1	435
750	H & E Equipment Services, Inc., Senior Notes, 8.375%, 07/15/16	B3	756
550	Hertz Corporation, Senior Notes, 8.875%, 01/01/14	B2	562
725	Hertz Corporation, Senior Subordinated Notes, 10.50%, 01/01/16	B3	774
825	iPayment, Inc., Senior Notes, 9.75%, 05/15/14	Caa1	687
943	iPayment, Inc., Senior Subordinated Notes, 12.75%, 07/15/14 (g)(i)	(e)	745
725	Iron Mountain Inc., Senior Subordianted Notes, 7.75%, 01/15/15	B2	730
975	Mobile Mini, Inc. Senior Notes, 6.875%, 05/01/15	B2	914
1,100	Mobile Services Group, Inc. Senior Notes, 9.75%, 08/01/14	B2	1,144
350	Netflix, Inc., Senior Notes, 8.50%, 11/15/17 (g)	Ba2	363
525	Novasep Holding, Senior Notes, 9.75%, 12/15/16 (g)	B3	514
1,075	Open Solutions, Inc., Senior Subordinated Notes, 9.75%, 02/01/15 (g)	Caa2	825
700	Realogy Corporation, Senior Notes, 10.50%, 04/15/14	Ca	607
550	RSC Equipment, Inc., Senior Notes, 10%, 07/15/17 (g)	B1	594
925	Sunstate Equipment Co, LLC, Senior Secured Notes, 10.50%, 04/01/13 (g)	Caa3	745
250	Travelport LLC, Senior Notes, 11.875%, 09/01/16	Caa1	265

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,400	United Rentals North America, Inc., Senior Notes, 10.875%, 06/15/16	B3	$1,521
			17,937
Ecological — 1.01%
425	Aquilex Holdings LLC, Senior Notes, 11.125%, 12/15/16 (g)	B3	423
1,000	Casella Waste Systems, Inc., Senior Subordinated Notes, 9.75%, 02/01/13	Caa1	986
800	WCA Waste Corporation, Senior Notes, 9.25%, 06/15/14	B3	796
			2,205
Electronics — 2.51%
175	Advanced Micro Devices, Inc., Senior Notes, 8.125%, 12/15/17 (g)	B2	174
300	Avago Technologies Finance Pte. Ltd., Senior Subordinated Notes, 11.875%, 12/01/15	Ba3	331
575	Jabil Circuit, Inc., Senior Notes, 7.75%, 07/15/16	Ba1	605
375	JDA Software Group, Inc., Senior Notes, 8%, 12/15/14 (g)	B1	385
275	Seagate Technology HDD Holdings, Inc., Senior Notes, 6.80%, 10/01/16	Ba3	267
725	Seagate Technology International, Inc., Senior Notes, 10%, 05/01/14 (g)	Ba1	803
300	SS&C Technologies, Inc., Senior Subordinated Notes, 11.75%, 12/01/13	Caa1	318
350	STATS ChipPAC Ltd., Senior Notes, 6.75%, 11/15/11	Ba1	344
325	STATS ChipPAC Ltd., Senior Notes, 7.50%, 07/19/10	Ba1	332
1,500	Sungard Data Systems Inc., Senior Notes, 9.125%, 08/15/13	Caa1	1,541

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$325	Sungard Data Systems Inc., Senior Notes, 10.625%, 05/15/15	Caa1	$358
			5,458
Finance — 9.83%
1,875	American General Finance Corporation, Senior Notes, 6.90%, 12/15/17	B2	1,303
1,155	BAC Capital Trust VI, Senior Preferred Stock, 5.625%, 03/08/35	Baa3	924
2,350	CIT Group, Inc., Senior Notes, 7%, 05/01/17	(e)	2,044
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,390
900	E*Trade Financial Corporation, Senior Notes, 7.375%, 09/15/13	B3	846
475	E*Trade Financial Corporation, Senior Notes, 7.875%%, 12/01/15	B3	442
2,198	E*Trade Financial Corporation, Senior Notes, 12.50%, 11/30/17 (i)	(e)	2,506
2,050	Ford Motor Credit Company LLC, Senior Notes, 8.125%, 01/15/20	B3	2,014
900	Ford Motor Credit Company LLC, Senior Notes, 12%, 05/15/15	B3	1,042
650	Fresenius US Financial II Inc., Senior Notes, 9%, 07/15/15 (g)	Ba1	720
2,825	GMAC LLC, Senior Notes, 8%, 11/01/31 (g)	Ca	2,599
1,000	Janus Capital Group, Inc., Senior Notes, 6.95%, 06/15/17	Baa3	964
1,875	Nuveen Investments, Inc., Senior Notes, 5.50%, 09/15/15	Caa3	1,296
1,050	Nuveen Investments, Inc., Senior Notes, 10.50%, 11/15/15	Caa3	950

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$800	SLM Corporation, Senior Medium Term Notes, 5.375%, 05/15/14	Ba1	$729
1,600	SLM Corporation, Senior Medium Term Notes, 8.45%, 06/15/18	Ba1	1,577
			21,346
Furnishings, Housewares, Consumer Durable — .30%
650	Sealy Mattress Company, Senior Subordinated Notes, 8.25%, 06/15/14	Caa1	650
Groceries — .78%
725	Great Atlantic and Pacific Tea Company, Inc., Senior Notes, 11.375%, 08/01/15 (g)	B3	763
600	Ingles Markets, Inc., Senior Notes, 8.875%, 05/15/17	B1	624
300	SuperValue Inc., Senior Notes, 8%, 05/01/16	Ba3	305
			1,692
Healthcare, Education and Childcare — 7.36%
1,500	Biomet, Inc., Senior Notes, 10.375%, 10/15/17	B3	1,628
475	Biomet, Inc., Senior Subordinated Notes, 11.625%, 10/15/17	Caa1	525
425	Bio-Rad Laboratories, Inc., Senior Subordinated Notes, 8%, 09/15/16 (g)	Ba3	448
500	CHS/Community Health Systems, Inc., Senior Notes, 8.875%, 07/15/15	B3	517
250	DaVita, Inc., Senior Subordinated Notes, 7.25%, 03/15/15	B2	250
250	FMC Financie III S.A., Senior Notes, 6.875%, 07/15/17	Ba2	247
550	HCA, Inc., Senior Notes, 8.50%, 04/15/19 (g)	Ba3	593
1,450	HCA, Inc., Senior Secured Notes, 9.25%, 11/15/16 ..	B2	1,562
2,095	HCA, Inc., Senior Secured Notes, 9.625%, 11/15/16	B2	2,273

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$150	HCA, Inc., Senior Secured Notes, 9.875%, 02/15/17 (g)	B2	$165
875	Health Management Associates, Inc., Senior Notes, 6.125%, 04/15/16	(e)	820
355	Healthsouth Corporation, Senior Notes, 10.75%, 06/15/16	Caa1	386
250	Psychiatric Solutions, Inc., Senior Subordinated Notes, 7.75%, 07/15/15 (g)	B3	241
725	Symbion, Inc., Senior Notes, 11.75%, 08/23/15 (i)	Caa1	547
850	Talecris Biotherapeutics Holding Corporation, Senior Notes, 7.75%, 11/15/16 (g)	B1	863
425	Tenet Healthcare Corporation, Senior Notes, 9.875%, 07/01/14	Caa2	456
875	United Surgical Partners International, Inc., Senior Subordinated Notes, 8.875%, 05/01/17	Caa1	895
450	Universal Hospital Services, Inc., Senior Secured Notes, 3.859%, 06/01/15	B3	379
200	Universal Hospital Services, Inc., Senior Secured Notes, 8.50%, 06/01/15	B3	197
275	US Oncology, Inc., Senior Notes, 9.125%, 08/15/17	Ba3	289
786	US Oncology, Inc., Senior Subordinated Notes, 6.428%, 03/15/12 (i)	Caa1	735
375	US Oncology, Inc., Senior Subordinated Notes, 10.75%, 08/15/14	B3	394
375	Valeant Pharmaceuticals, International, Senior Notes, 8.375%, 06/15/16 (g)	Ba3	386
500	Vanguard Health Holding Company I, LLC, Senior Notes, 11.25%, 10/01/15	Caa1	526

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$650	Vanguard Health Holding Company II, LLC, Senior Subordinated Notes, 9%, 10/01/14	Caa1	$674
			15,996
Hotels, Motels, Inns and Gaming — 6.41%
900	Ameristar Casinos, Inc., Senior Notes, 9.25%, 06/01/14 (g)	B2	931
1,000	Gaylord Entertainment Company, Senior Notes, 6.75%, 11/15/14	Caa2	922
950	Harrah's Escrow Corporation, Senior Notes, 11.25%, 06/01/17 (g)	Caa1	1,005
950	Harrah's Operating Company, Senior Notes, 10%, 12/15/18 (g)	(e)	760
425	Harrah's Operating Company, Senior Notes, 11.25%, 06/01/17 (g)	Caa1	449
750	Isle of Capri Casinos, Inc., Senior Notes 7%, 03/01/14	Caa1	666
175	Little Traverse Bay Bands of Odawa Indians, Senior Notes, 10.25%, 02/15/14 (a)(g)	Ca	44
675	MGM Mirage, Senior Notes, 6.75%, 09/01/12	Caa2	604
375	MGM Mirage, Senior Notes, 10.375%, 05/15/14 (g)	B1	409
775	MGM Mirage, Senior Notes, 11.125%, 11/15/17 (g)	B1	860
1,075	MGM Mirage, Senior Notes, 11.375%, 03/01/18 (g)	Caa2	959
125	MGM Mirage, Senior Notes, 13%, 11/15/13	B1	144
75	Penn National Gaming, Inc., Senior Notes, 6.75%, 03/01/15	B1	73
300	Penn National Gaming, Inc., Senior Subordinated Notes, 8.75%, 08/15/19 (g)	B1	304

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$800	Pinnacle Entertainment, Inc., Senior Subordinated Notes, 7.50%, 06/15/15	Caa1	$740
800	Pinnacle Entertainment, Inc., Senior Subordinated Notes, 8.625%, 08/01/17 (g)	B2	812
1,300	Pokagon Gaming Authority, Senior Notes, 10.375%, 06/15/14 (g)	B2	1,352
1,000	Shingle Springs Tribal Gaming Authority, Senior Secured Notes, 9.375%, 06/15/15 (g)	Caa1	760
500	Starwood Hotels and Resorts Worldwide, Inc., Senior Notes, 7.875%, 10/15/14	Ba1	533
650	Wynn Las Vegas LLC, Senior Notes, 6.625%, 12/01/14	Ba3	630
950	Wynn Las Vegas LLC, Senior Notes, 7.875%, 11/01/17 (g)	Ba2	962
			13,919
Insurance — 1.94%
575	Centene Corporation, Senior Notes, 7.25%, 04/01/14	Ba3	569
750	Genworth Financial, Inc., Senior Notes, 8.625%, 12/15/16	Baa3	783
875	Hub International Limited, Senior Notes, 9%, 12/15/14 (g)	B3	836
1,775	Hub International Limited, Senior Subordinated Notes, 10.25%, 06/15/15 (g)	Caa1	1,633
425	USI Holdings Corporation, Senior Subordinated Notes, 9.75%, 05/15/15 (g)	Caa1	387
			4,208
Leisure, Amusement and Entertainment — 1.06%
175	Easton Bell Sports Inc., Senior Notes, 9.75%, 12/01/16 (g)	B3	180
450	Speedway Motorsports, Inc., Senior Notes, 8.75%, 06/01/16	Ba1	474
775	Ticketmaster, Senior Notes, 10.75%, 08/01/16	Ba3	835

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$575	Universal City Development Partners, Ltd., Senior Notes, 8.875%, 11/15/15 (g)	B3	$563
250	Universal City Development Partners, Ltd., Senior Notes, 10.875%, 11/15/16 (g)	B3	255
			2,307
Mining, Steel, Iron and Non-Precious Metals — 5.50%
500	Arch Coal, Inc., Senior Notes, 8.75%, 08/01/16 (g)	B1	528
350	ESCO Corporation, Senior Notes, 4.129%, 12/15/13 (g)	B2	320
1,225	ESCO Corporation, Senior Notes, 8.625%, 12/15/13 (g)	B2	1,222
525	Esser Steel Algoma Inc., Senior Notes, 9.875%, 06/15/15 (g)	Caa2	454
500	Foundation PA Coal Company, Senior Notes, 7.25%, 08/01/14	Ba3	506
500	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375%, 04/01/17	Ba2	547
109	Metals USA, Inc., Senior Notes, 7.847%, 07/01/12 (i)	Caa2	93
550	Metals USA, Inc., Senior Secured Notes, 11.125%, 12/01/15	Caa1	555
850	Novelis, Inc., Senior Notes, 7.25%, 02/15/15 ..	Caa1	812
575	Novelis, Inc., Senior Notes, 11.50%, 02/15/15 (g)	Caa1	617
925	Ryerson, Inc., Senior Notes, 12%, 11/01/15	Caa1	964
575	Steel Dynamics, Inc., Senior Notes, 6.75%, 04/01/15	Ba2	574
700	Steel Dynamics, Inc., Senior Notes, 7.375%, 11/01/12	Ba2	723
850	Teck Resources Limited, Senior Notes, 9.75%, 05/15/14	Ba2	980
150	Teck Resources Limited, Senior Notes, 10.25%, 05/15/16	Ba2	175

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$800	Teck Resources Limited, Senior Notes, 10.75%, 05/15/19	Ba2	$951
1,125	Tube City IMS Corporation., Senior Subordinated Notes, 9.75%, 02/01/15	Caa1	1,086
875	United States Steel Corporation, Senior Notes, 6.05%, 06/01/17	Ba3	833
			11,940
Oil and Gas — 11.77%
75	AmeriGas Partners, L.P., Senior Notes, 7.125%, 05/20/16	Ba3	75
150	AmeriGas Partners, L.P., Senior Notes, 7.25%, 05/20/15	Ba3	150
700	Antero Resources Corporation, Senior Notes, 9.375%, 12/01/17 (g)	Caa1	714
450	Berry Petroleum Company, Senior Notes, 10.25%, 06/01/14	B2	489
525	Bill Barrett Corporation, Senior Notes, 9.875%, 07/15/16	B1	559
1,050	Bristow Group, Inc. Senior Notes, 7.50%, 09/15/17	Ba2	1,045
975	Chesapeake Energy Corp., Senior Notes, 9.50%, 02/15/15	Ba3	1,070
200	Compagnie Generale De Geophysique-Veritas, Senior Notes, 7.50%, 05/15/15	Ba3	199
1,575	Compagnie Generale De Geophysique-Veritas, Senior Notes, 7.75%, 05/15/17	Ba3	1,569
1,700	Complete Production Services, Inc., Senior Notes, 8%, 12/15/16	B1	1,674
975	Comstock Resources, Inc., Senior Notes, 8.375%, 10/15/17	B2	997

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$725	Concho Resources, Inc., Senior Notes, 8.625%, 10/01/17	B3	$761
1,375	Connacher Oil and Gas Limited, Senior Notes, 10.25%, 12/15/15 (g)	Caa2	1,251
225	Continental Resources, Inc., Senior Notes, 8.25%, 10/01/19 (g)	B2	236
575	Denbury Resources Inc., Senior Subordinated Notes, 9.75%, 03/01/16	B1	614
350	El Paso Corporation, Senior Notes, 8.25%, 02/15/16	Ba3	373
1,425	El Paso Corporation, Senior Notes, 12%, 12/12/13	Ba3	1,667
125	Encore Acquisition Company, Senior Subordinated Notes, 9.50%, 05/01/16	B1	132
250	Ferrellgas, L.P., Senior Notes, 6.75%, 05/01/14	Ba3	246
1,575	Ferrellgas Partners L.P., Senior Notes, 8.75%, 06/15/12	B2	1,595
325	Forest Oil Corp., Senior Notes, 8.50%, 02/15/14 (g)	B1	340
475	Hercules Offshore, Inc., Senior Notes, 10.50%, 10/15/17 (g)	B2	501
1,575	Hilcorp Energy I, L.P., Senior Notes, 7.75%, 11/01/15 (g)	B2	1,543
475	Inergy, L.p., Senior Notes, 8.75%, 03/01/15	B1	489
525	Mariner Energy, Inc., Senior Notes, 11.75%, 06/30/16	B3	585
700	OPTI Canada Inc., Senior Secured Notes, 7.875%, 12/15/14	Caa3	567
425	OPTI Canada Inc., Senio Secured Notes, 8.25%, 12/15/14	Caa3	353
300	Penn Virginia Corporation, Senior Notes, 10.375%, 06/15/16	B2	327

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,275	PetroHawk Energy Corporation, Senior Notes, 9.125%, 07/15/13	B3	$1,331
400	PetroHawk Energy Corporation, Senior Notes, 10.50%, 08/01/14	B3	438
650	Quicksilver Resources, Inc., Senior Notes, 11.75%, 01/01/16	B2	733
750	SandRidge Energy, Inc., Senior Notes, 3.876%, 04/01/14	B3	669
75	SandRidge Energy, Inc., Senior Notes, 8%, 06/01/18 (g)	B3	74
1,525	SandRidge Energy, Inc., Senior Notes, 8.625%, 04/01/15	B3	1,525
650	Swift Energy Company, Senior Notes, 8.875%, 01/15/20	B3	668
			25,559
Personal, Food and Miscellaneous Services — 2.61%
200	ARAMARK Corporation, Senior Notes, 5%, 06/01/12	B3	192
650	Brinker International, Inc., Senior Notes, 5.75%, 06/01/14	Ba2	637
800	FTI Consulting, Inc., Senior Notes, 7.625%, 06/15/13	Ba2	811
250	FTI Consulting, Inc., Senior Notes, 7.75%, 10/01/16	Ba2	253
1,100	Mac-Gray Corporation, Senior Notes, 7.625%, 08/15/15	B3	1,070
850	O'Charleys, Inc., Senior Subordinated Notes, 9%, 11/01/13	Caa1	835
400	OSI Restaurant Partners, Inc., Senior Notes, 10%, 06/15/15	Caa3	354
550	Wendy's International Holdings, LLC, Senior Notes, 10%, 07/15/16	B2	600

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$900	West Corporation, Senior Subordinated Notes, 9.50%, 10/15/14	Caa1	$916
			5,668
Personal Non-Durable Consumer Products — .63%
200	Acco Brands Corporation, Senior Notes, 10.625%, 03/15/15 (g)	B2	220
675	Bausch & Lomb, Incorporated, Senior Notes, 9.875%, 11/01/15	Caa1	712
375	Jarden Corporation, Senior Notes, 8%, 05/01/16	B2	387
50	Jostens Holdings Corporation, Senior Discount Notes, 10.25% 12/01/13	B3	52
			1,371
Personal Transportation — 1.06%
200	Continental Airlines, Inc., Senior Notes, 7.25%, 11/10/19	Baa2	205
150	Continental Airlines, Inc., Senior Notes, 9.25%, 05/10/17	Ba2	152
650	Delta Airlines, Inc., Senior Notes, 9.50%, 09/15/14 (g)	Ba2	676
1,075	Delta Airlines, Inc., Senior Notes, 12.25%, 03/15/15 (g)	B2	1,075
216	Northwest Airlines 7.575%, 09/01/20	(e)	195
			2,303
Printing and Publishing — 2.97%
151	Affinity Group Holding, Inc., Senior Notes, 10.875%, 02/15/12 (a)	Ca	60
850	Affinity Group Inc., Senior Subordinated Notes, 9%, 02/15/12	Caa2	595
825	Cengage Learning Acquisitions, Inc., Senior Subordinated Notes, 13.25%, 07/15/15 (g)	Caa2	800

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$825	Cequel Communications Holdings I, LLC, Senior Notes, 8.625%, 11/15/17 (g)	B3	$832
1,100	Deluxe Corporation, Senior Notes, 7.375%, 06/01/15	Ba2	1,060
475	Interpublic Group of Companies, Inc., Senior Notes, 10%, 07/15/17	Ba3	527
425	Nielsen Finance LLC, Senior Notes, 10%, 08/01/14	Caa1	444
350	Nielsen Finance LLC, Senior Notes, 11.50%, 05/01/16	Caa1	391
1,100	Nielsen Finance LLC, Senior Notes, 11.625%, 02/01/14	Caa1	1,236
550	Nielsen Finance LLC, Senior Subordinated Notes, 12.50%, 08/01/16 (b)	Caa1	502
			6,447
Retail Stores — 7.10%
1,675	Ace Hardware Corporation, Senior Notes, 9.125%, 06/01/16 (g)	Ba2	1,771
650	Brown Shoe Company, Inc., Senior Notes, 8.75%, 05/01/12	B3	662
750	Burlington Coat Factory Warehouse, Corp, Senior Notes, 11.125%, 04/15/14	Caa1	774
739	Dollar General Corporation, Senior Subordinated Debentures, 11.875%, 07/15/17	B3	852
700	HSN, Inc., Senior Notes, 11.25%, 08/01/16	Ba3	788
1,150	Leslie's Poolmart, Inc., Senior Notes, 7.75%, 02/01/13	B1	1,156
75	Limited Brands, Inc., Senior Notes, 6.90%, 07/15/17	Ba3	75
425	Limited Brands, Inc., Senior Notes, 8.50%, 06/15/19 (g)	Ba2	458
525	Macy's Retail Holding, Inc., Senior Notes, 5.90%, 12/01/16	Ba2	512
400	Michaels Stores, Inc., Senior Subordinated Notes, 11.375%, 11/01/16	Caa3	422

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,025	Michaels Stores, Inc., Subordinated Notes, 13%, 11/01/16 (b)	Caa3	$848
1,182	Neiman Marcus Group, Inc., Senior Notes, 9.75%, 10/15/15 (i)	Caa2	1,159
750	Neiman Marcus Group, Inc., Senior Subordinated Notes, 10.375%, 10/15/15	Caa3	731
1,000	Pantry, Inc., Senior Subordinated Notes, 7.75%, 02/15/14	Caa1	960
1,050	QVC, Inc., Senior Notes, 7.50%, 10/01/19 (g)	Ba2	1,070
225	Rite Aid Corporation, Senior Notes, 9.75%, 06/12/16	B3	245
600	Rite Aid Corporation, Senior Notes, 10.25%, 10/15/19 (g)	Caa2	624
125	Rite Aid Corporation, Senior Notes, 10.375%, 07/15/16	Caa2	134
800	Sally Holdings, LLC, Senior Notes, 9.25%, 11/15/14	B3	830
150	Sally Holdings, LLC, Senior Notes, 10.50%, 11/15/16	Caa1	162
500	Toys 'R' Us Property Company II, LLC, Senior Notes, 8.50%, 12/01/17 (g)	Ba2	511
675	Yankee Candle Company, Inc., Senior Notes, 8.50%, 02/15/15	B3	672
			15,416
Telecommunications — 16.86%
875	Broadview Networks Holdings, Inc., Senior Secured Notes, 11.375%, 09/01/12	B3	838
650	Cincinnati Bell Inc., Senior Notes, 7%, 02/15/15	Ba3	642
325	Clearwire Communications LLC, Senior Notes, 12%, 12/01/15 (g)	Caa1	332
1,950	Clearwire Communications LLC, Senior Notes, 12%, 12/01/15 (g)	Caa1	1,994

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$100	Cricket Communications, Inc., Senior Notes, 7.75%, 05/15/16	Ba2	$100
625	Cricket Communications, Inc., Senior Notes, 9.375%, 11/01/14	B3	628
825	Cricket Communications, Inc., Senior Notes, 10%, 07/15/15	B3	836
1,950	Crown Castle International Corporation, Senior Notes, 9%, 01/15/15	B1	2,077
925	Digicel Group Limited, Senior Notes, 8.875%, 01/15/15 (g)	Caa1	906
700	Digicel Limited, Senior Notes, 8.25%, 09/01/17 (g)	B1	678
500	Frontier Communications Corporation, Senior Notes, 8.25%, 05/01/14	Ba2	521
900	GCI, Inc., Senior Notes, 7.25%, 02/15/14	B2	892
225	Geoeye, Inc., Senior Notes, 9.625%, 10/01/15 (g)	B1	232
425	Hughes Network Systems, LLC, Senior Notes, 9.50%, 04/15/14	B1	435
300	Hughes Network Systems, LLC, Senior Notes, 9.50%, 04/15/14	B1	310
505	Intelsat (Bermuda), Ltd., Senior Notes, 12.50%, 02/04/17 (g)(i)	Caa3	495
500	Intelsat Corporation, Senior Notes, 9.25%, 06/15/16	B3	516
500	Intelsat Ltd., Senior Notes, 11.25%, 06/15/16	Caa2	540
375	Intelsat Subsidiary Holding Company, Ltd., Senior Notes, 8.875%, 01/15/15 (g)	B3	387
1,050	Intelsat Subsidiary Holding Company, Ltd., Senior Notes, 11.25%, 02/04/17 (g)	Caa3	1,053
928	iPCS, Inc., Senior Secured Notes, 3.531%, 05/01/14 (i)	Caa1	793

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$725	Level 3 Financing, Inc., Senior Notes, 9.25%, 11/01/14	Caa1	$692
425	Level 3 Financing, Inc., Senior Notes, 12.25%, 03/15/13	Caa1	451
1,350	MetroPCS Wireless, Inc., Senior Notes, 9.25%, 11/01/14	B3	1,367
50	MetroPCS Wireless, Inc., Senior Notes, 9.25%, 11/01/14	B3	51
950	Nextel Communications, Senior Notes, 6.875%, 10/31/13	Ba2	922
350	Nextel Communications, Senior Notes, 7.375%, 08/01/15	Ba2	340
1,300	NII Capital Corporation, Senior Notes, 10%, 08/15/16 (g)	B1	1,362
1,650	Nordic Telephone Company Holdings ApS., Senior Notes, 8.875%, 05/01/16 (g)	B1	1,753
700	Paetec Holding Corporation, Senior Notes, 8.875%, 06/30/17	B1	702
525	Paetec Holding Corporation, Senior Notes, 9.50%, 07/15/15	Caa1	505
450	Qwest Communications International, Inc., Senior Notes, 7.50%, 02/15/14	Ba3	451
725	Qwest Communications International, Inc., Senior Notes, 8%, 10/01/15 (g)	Ba3	747
550	Qwest Corporation, Senior Notes, 8.375%, 05/01/16	Ba1	589
675	SBA Telecommunications, Inc., Senior Notes, 8%, 08/15/16 (g)	Ba2	706
525	SBA Telecommunications, Inc., Senior Notes, 8.25%, 08/15/19 (g)	Ba2	554

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$550	Sprint Capital Corporation, Senior Notes, 6.875%, 11/15/28	Ba3	$457
700	Sprint Capital Corporation, Senior Notes, 8.375%, 03/15/12	Ba3	724
675	Sprint Capital Corporation, Senior Notes, 8.75%, 03/15/32	Ba3	638
2,000	Sprint Nextel Corporation, Senior Notes, 8.375%, 08/15/17	Ba3	2,035
1,550	Telesat Canada, Senior Notes, 11%, 11/01/15	Caa1	1,682
475	Telesat Canada, Senior Subordinated Notes, 12.50%, 11/01/17	Caa1	525
400	Terremark Worldwide, Inc., Senior Notes, 12%, 06/15/17 (g)	B2	442
275	ViaSat, Inc., Senior Notes, 8.875%, 09/15/16 (g)	B1	287
1,550	Wind Acquistion Finance S.A., Senior Notes, 10.75%, 12/01/15 (g)	B2	1,674
1,200	Wind Acquistion Finance S.A., Senior Notes, 11.75%, 07/15/17 (g)	B2	1,314
100	Wind Acquistion Holdings Finance S.A., Senior Notes, 12.25%, 07/15/17 (g)	B3	98
250	Windstream Corporation, Senior Notes, 8.125%, 08/01/13	Ba3	258
100	Windstream Corporation, Senior Notes, 8.625%, 08/01/16	Ba3	102
			36,633
Textiles and Leather — .58%
100	Hanesbrands, Inc., Senior Notes, 3.831%, 12/15/14	B1	95
325	Hanesbrands, Inc., Senior Notes, 8%, 12/15/16	B1	332
450	Levi Strauss & Co., Senior Notes, 8.625%, 04/01/13 (EUR)	B2	645

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$175	Levi Strauss & Co., Senior Notes, 8.875%, 04/01/16	B2	$183
			1,255
Utilities — 5.32%
50	AES Corporation, Senior Notes, 7.75%, 03/01/14	B1	51
1,300	AES Corporation, Senior Notes, 9.75%, 04/15/16 (g)	B1	1,423
25	AES Corporation, Senior Notes, 8%, 10/15/17	B1	26
850	Dynegy Holdings Inc., Senior Notes 7.50%. 06/01/15	B3	797
825	Dynegy Holdings Inc., Senior Notes 7.75%, 06/01/19	B3	718
975	Energy Future Holding Corporation, Senior Notes, 10.875%, 11/01/17	Caa3	795
2,378	Energy Future Holding Corporation, Senior Notes, 12%, 11/01/17 (i)	Caa3	1,670
250	Mirant Americas Generation, LLC, Senior Notes, 8.30%, 05/01/11	B3	256
175	Mirant North America, LLC, Senior Notes, 7.375%, 12/31/13	B1	173
400	North American Energy Alliance, LLC, Senior Notes, 10.875%, 06/01/16 (g)	Ba3	425
500	NRG Energy, Inc., Senior Notes, 7.375%, 02/01/16	B1	500
950	NRG Energy, Inc., Senior Notes, 7.375%, 01/15/17	B1	952
1,000	PNM Resources, Inc., Senior Notes, 9.25%, 05/15/15	Ba2	1,051
600	RRI Energy, Inc., Senior Notes, 7.625%, 06/15/14	B2	594
450	RRI Energy, Inc., Senior Notes, 7.875%, 06/15/17	B2	441
473	RRI Energy, Inc., Senior Secured Notes, 6.75%, 12/15/14	B1	482

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$225	Sierra Pacific Resources, Senior Notes, 7.803%, 06/15/12	Ba3	$228
250	Sierra Pacific Resources, Senior Notes, 8.625%, 03/15/14	Ba3	258
753	Texas Competitive Electric Holdings, Senior Notes, 11.25%, 11/01/16 (i)	Caa2	532
175	Williams Companies, Inc., Senior Notes, 7.625%, 07/15/19	Baa3	194
			11,566
	Total Corporate Debt Securities (Total cost of $262,569)		277,982
CONVERTIBLE DEBT SECURITIES — 3.89% (d)
Automobile — .37%
750	TRW Automotive Corporation, 3.50%, 12/01/15 (g)	(e)	816
Broadcasting and Entertainment — .65%
725	Liberty Global Inc., 4.50%, 11/15/16 (g)	(e)	787
775	XM Satellite Radio, Inc., Senior Notes, 7%, 12/01/14 (g)	(e)	619
			1,406
Building and Real Estate — .26%
685	Icahn Enterprises, Senior Notes, 4%, 08/15/13	(e)	561
Electronics — .78%
1,158	Advanced Micro Devices, Inc., Senior Notes, 6%, 05/01/15	(e)	1,053
750	Lucent Technologies, Inc., Senior Debentures, 2.875%, 06/15/25	B1	640
			1,693
Finance — .48%
445	E*Trade Financial Corporation, Senior Notes, 08/31/19 (f)	(e)	757

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CONVERTIBLE DEBT SECURITIES — continued
$320	NASDAQ OMX Group, Inc., Senior Notes, 2.50%, 08/15/13	Baa3	$298
			1,055
Mining, Steel, Iron and Non-Precious Metals — .32%
380	Massey Energy Company, Senior Notes, 3.25%, 08/01/15	(e)	333
350	Peabody Energy Corporation, Junior Subordinated Debentures, 4.75%, 12/15/66	Ba3	354
			687
Oil and Gas — .35%
352	Bill Barrett Corporation, Senior Notes, 5%, 03/15/28	(e)	339
450	Pennsylvania Virginia Corporation, Senior Notes, 4.50%, 11/15/12	(e)	424
			763
Personal Transportation — .15%
309	AMR Corporation, Senior Notes, 6.25%, 10/15/14	(e)	322
Telecommunications — .53%
575	Leap Wireless International, Inc., Senior Notes, 4.50%, 07/15/14	Caa1	480
511	SBA Communication, Senior Notes, 4%, 10/01/14 (g)	(e)	676
			1,156
	Total Convertible Debt Securities (Total cost of $7,035)		8,459
BANK DEBT SECURITIES — 2.60% (d)
Electronics — 1.24%
728	Infor Global Solutions Holdings, Ltd., 3.99%, 07/28/12 (h)	B1	662
500	Infor Global Solutions, Holdings, Ltd., 6.481%, 03/02/14 (h)	Caa2	353

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,960	Palm Inc 3.77%, 04/24/14 (h)	B3	$1,676
			2,691
Hotels, Motels, Inns and Gaming — .44%
1,000	Pokagon Gaming Authority, 9% 08/15/12 (h)	(e)	955
Leisure, Amusement and Entertainment — .41%
977	Town Sports International LLC, 2.063%, 02/27/14 (h)	Ba2	889
Oil and Gas — .21%
500	Dresser, Inc., 5.75%, 05/04/15 (h)	B3	462
Telecommunications — .30%
750	Trilogy International Partners LLC, 3.751%, 06/29/12 (h)	B3	641
	Total Bank Debt Securities (Total cost of $6,140)		5,638
Shares
PREFERRED STOCK — 2.13% (d)
Banking — .31%
6,500	Citigroup Inc., Preferred Stock, 7.50%,	(e)	680
Broadcasting and Entertainment — .06%
495	Spanish Broadcasting System, Inc., Series B, Preferred Stock, 10.75% (a)(c)	C	124
Electronics — 1.21%
3,400	Lucent Technologies Capital Trust I, Convertible Preferred Stock, 7.75%	B3	2,621
Finance — .26%
925	SLM Corporation, Series C, Convertible Preferred Stock, 7.25%	Ba3	572
Furnishings, Housewares, Consumer Durable — .15%
3,700	Sealy Corporation, Convertible Preferred Stock, 8%, (i)	(e)	320

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2009 — Continued (Dollar Amounts in Thousands)

Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — continued
Telecommunications — .14%
5,200	Crown Castle International Corporation, Convertible Preferred Stock, 6.25%	(e)	$300
	Total Preferred Stock (Total cost of $4,260)		4,617
COMMON STOCK — .51% (d)
44,075	B&G Foods, Inc.,		405
53,800	Huntsman Corporation		607
10,052	WKI Holding Company, Inc., (c)(f)(h)		106
	Total Common Stock and Warrants (Total cost of $2,875)		1,118
Principal Amount
SHORT-TERM INVESTMENTS — 2.16% (d)
4,700	Dexia Delaware LLC, Commercial Paper, Due 01/04/10, Discount of .05%	P-1	4,700
	Total Short-Term Investments (Total cost of $4,700)		4,700
	TOTAL INVESTMENTS (Total cost of $287,579)		$302,514

(a)  Denotes income is not being accrued and/or issuer is in bankruptcy proceedings

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2009 was $726. See Note 1 to the Financial Statements.

(d)  Percentages indicated are based on total net assets to common shareholders of $217,224

(e)  Not rated

(f)  Non-income producing

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for vaulation policy. Total market value of Rule 144A securities amounted to $95,281 as of December 31, 2009

(h)  Restricted as to public resale. The total value of restricted securities owned at December 31, 2009 was $5,744 or 2.64% of total net assets to common shareholders.

(i)  Pay-In-Kind Security

(EUR)  Euro Denominated

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2009
(Dollars in thousands, except per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $287,579 see Schedule of Investments and Notes 1 and 2)	$302,514
CASH	471
RECEIVABLES:
Investment securities sold	353
Interest and dividends	5,161
PREPAID EXPENSES	31
Total assets	$308,530
Liabilities:
PAYABLES:
Investment securities purchased	$1,101
Dividend on common stock	4,494
Dividend on preferred stock	3
ACCRUED EXPENSES (Note 3)	283
Total liabilities	$5,881
Auction Term Preferred Stock:
$1.00 par value, 1,000,000 shares authorized, 3,417 shares issued and outstanding, liquidation preference of $25,000 per share (Notes 4 and 5)	$85,425
Net Assets	$217,224
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,018,562 shares issued and outstanding	$230
CAPITAL IN EXCESS OF PAR VALUE	298,976
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	1,028
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(97,945)
NET UNREALIZED APPRECIATION ON INVESTMENTS	14,935
Net Assets Applicable To Common Stock (Equivalent to $9.44 per share, based on 23,018,562 shares outstanding)	$217,224

Statement of Operations
For the Year Ended
December 31, 2009 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$26,540
Dividend income	366
Other income	261
Total investment income	$27,167
Expenses:
Cost of leverage:
Preferred and auction fees (Note 5)	$63
Total cost of leverage	$63
Professional services:
Management (Note 3)	$941
Custodian and transfer agent	232
Legal (Note 8)	307
Audit	61
Total professional services	$1,541
Administrative:
General administrative (Note 8)	$557
Directors	214
Insurance	134
NYSE	109
Stock split	85
Shareholder communications	54
Shareholder meeting	40
Miscellaneous	40
Total administrative	$1,233
Total expenses	$2,837
Net investment income	$24,330
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments, net	$(15,956)
Net swap settlement disbursements (Note 6)	$(2,475)
Change in net unrealized depreciation on investments	$97,647
Change in unrealized depreciation on interest rate swap agreement	2,181
Total change in net unrealized depreciation on investments and interest rate swap	$99,828
Net gain on investments and interest rate swap	$81,397
Cost of Preferred Leverage
Distributions to preferred stockholders	$(233)
Net increase in net assets resulting from operations	$105,494

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except per share amounts)

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
From Operations:
Net investment income	$24,330	$24,960
Realized loss on investments, net	(15,956)	(35,100)
Realized gain on preferred stock transactions	—	10,351
Realized loss on swap transactions	—	(711)
Net swap settlement disbursements	(2,475)	(933)
Change in net unrealized depreciation on investments and other financial instruments	99,828	(66,742)
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	(233)	(4,060)
Net increase (decrease) in net assets resulting from operations	$105,494	$(72,235)
Distributions to Common Stockholders: (Distributions per share for 2008 are adjusted for the 1 for 5 reverse stock split that occurred in 2009)
From net investment income ($.90 and $.85 per share in 2009 and 2008, respectively)	$(20,809)	$(19,048)
Total net increase (decrease) in net assets	$84,685	$(91,283)
Net Assets Applicable to Common Stock:
Beginning of period	$132,539	$223,822
End of period (Including $1,028 and $262 of undistributed net investment income at December 31, 2009 and December 31, 2008, respectively)	$217,224	$132,539

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b)

	For the Years Ended December 31,
	2009	2008	2007	2006	2005
NET ASSET VALUE:
Beginning of period	$5.75	$9.70	$10.95	$10.65	$11.30
NET INVESTMENT INCOME	1.06	1.10	1.25 #	1.25	1.25
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	3.65	(4.00)	(1.00)#	.35	(.55)
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK:	(.12)	(.20)	(.25)	(.25)	(.25)
TOTAL FROM INVESTMENT OPERATIONS	4.59	(3.10)	—	1.35	.45
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.90)	(.85)	(1.05)	(1.05)	(1.10)
TOTAL DISTRIBUTIONS	(.90)	(.85)	(1.05)	(1.05)	(1.10)
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales load	—	—	(.20)	—	—
NET ASSET VALUE:
End of period	$9.44	$5.75	$9.70	$10.95	$10.65
PER SHARE MARKET VALUE:
End of period	$9.05	$4.50	$8.55	$11.30	$10.15
TOTAL INVESTMENT RETURN†	126.88%	(40.53)%	(16.34)%	22.82%	2.47%

  #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's September, 2007 rights offering.

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b) — Continued

	For the Years Ended December 31,
	2009	2008	2007	2006	2005
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$217,224	$132,539	$223,822	$208,999	$200,549
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)	$85,425	$85,425	$130,000	$130,000	$130,000
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)	$302,649	$217,964	$353,822	$338,999	$330,549
EXPENSE RATIOS:
Ratio of preferred and other leverage expenses to average net assets*	.04%	.15%	.15%	.16%	.16%
Ratio of operating expenses to average net assets*	1.55%	1.30%	1.19%	1.21%	1.23%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.59%	1.45%	1.34%	1.37%	1.39%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	13.59%	13.13%	11.66%	11.54%	11.48%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	1.07%	.92%	.84%	.84%	.85%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	9.20%	8.31%	7.28%	7.05%	7.03%
PORTFOLIO TURNOVER RATE	81.05%	57.08%	67.25%	64.08%	61.54%

  (a)  Dollars in thousands.

  (b)  The per share data for 2005 through 2008 has been adjusted to reflect a 1 for 5 reverse stock split in 2009.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2009	2008	2007	2006	2005
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$85,425,000	$85,425,000	$130,000,000	$130,000,000	$130,000,000
ASSET COVERAGE: Per Preferred Stock Share (1)	$88,572	$63,788	$68,043	$65,192	$63,567
INVOLUNTARY LIQUIDATION PREFERENCE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000
LIQUIDATION VALUE: Per Preferred Stock Share (2)(3)	$25,000	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

  (2)  Plus accumulated and unpaid dividends.

  (3)  In January 2008, the Fund repurchased 600 shares of preferred stock at a price of $25,000 per share. In October 2008, the Fund accepted an unsolicited offer to buy back and retire 1,183 shares of preferred stock at a price of $16,250 per share. The Fund realized a gain of $10,351,000 on this transaction. See Note 4 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2009

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of approximately $3,449,000 and a value of $726,000, are valued in good faith at fair market value using methods determined by the Board of Directors. Fair value measurement is further discussed in section (d) of this footnote.

(b)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2009

reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(c)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

Management has reviewed the Fund's tax positions for all open tax years (tax years ended December 31, 2005-2008) and has concluded that no provision for income tax is required in the Fund's financial statements.

(d)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures" formerly known as SFAS No. 157 "Fair Value Measurements". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2009

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$292,079	$—	$292,079
Preferred Stock
Banking	—	680	—	680
Broadcasting and Entertainment	—	—	124	124
Electronics	—	2,621	—	2,621
Finance	—	572	—	572
Furnishings, Housewares, Consumer Durable	—	320	—	320
Telecommunications	—	300	—	300
Common Stock
B&G Foods, Inc.	405	—	—	405
	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Huntsman Corporation	$607	$—	$—	$607
WKI Holding Company, Inc.	—	—	106	106
Short-Term Investments	—	4,700	—	4,700
Total Investments	$1,012	$301,272	$230	$302,514

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Equity Securities
Balance, December 31, 2008	$50,000
Net purchases (sales)	—
Change in unrealized appreciation (depreciation)	56,000
Realized gain (loss)	—
Transfers in and/or out of Level 3	124,000
Balance, December 31, 2009	$230,000

(2) Tax Matters and Distributions

At December 31, 2009, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $286,555,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $23,674,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $7,715,000. Net unrealized gain on investments for tax purposes at December 31, 2009 was approximately $15,959,000.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2009

At December 31, 2009, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$45,239,000	December 31, 2010
7,387,000	December 31, 2011
125,000	December 31, 2012
954,000	December 31, 2013
1,481,000	December 31, 2014
15,500,000	December 31, 2016
26,848,000	December 31, 2017
$97,534,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $21,050,000 and $23,368,000 in 2009 and 2008, respectively, was from ordinary income.

As of December 31, 2009, the components of distributable earnings on a tax basis were approximately:

Unrealized Loss	$(15,959,000)
Post-October Losses	$(403,000)
Preferred Dividend Payable	$(3,000)
Capital Losses Carry Forward	$(97,534,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, deductibility of preferred stock dividends, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2009, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$(47,000)
Accumulated net realized loss from securities transactions	$67,114,000
Capital in excess of par value	$(67,067,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006-2008, or expected to be taken in the Fund's 2009 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2009

$941,000 in management fees during the year ended December 31, 2009. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At December 31, 2009, the fee payable to T. Rowe Price was approximately $90,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Auction Term Preferred Stock (ATP)

The Fund had 3,417 shares of ATP issued and outstanding at December 31, 2009. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from .08% – .602% for the year ended December 31, 2009. The average dividend rate as of December 31, 2009 was .124%.

The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. All ATP auctions are failing and the approximate market value is not determinable at 12/31/09. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP Auction-Related Matters

Deutsche Bank (DB) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994 with Bankers Trust Company (BTC). BTC was later acquired by DB. The term of the agreement is unlimited and may be terminated by either party. DB may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace DB as auction agent at any time.

After each auction, DB will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $63,000 for service charges for the year ended December 31, 2009. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

The Fund is currently not paying a service charge on series A, B and C ATP because the broker-dealer is not participating in the auctions. A service charge is being paid on series D.

(6) Interest Rate Swaps

The Fund entered into an interest payment swap arrangement with Bank of America, N.A. for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund made payments to Bank of America, N.A. on a

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2009

monthly basis at a fixed annual rate. In exchange for such payment Bank of America, N.A. made payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from .246% – 1.89% for the period January 1, 2009 to November 5, 2009. On that date the Swap Arrangement matured. The effective date, notional amount, maturity and fixed rate of the swap was as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate
11/5/04	$85,425,000	11/5/09	3.775%

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the period January 1, 2009 to November 5, 2009, the Fund's obligation under the swap agreement was more than the amount received from Bank of America, N.A. by approximately $2,475,000 and such amount is included in the accompanying statement of operations.

(7) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2009 were approximately:

Cost of purchases	$211,465,000
Proceeds of sales or maturities	$208,407,000

(8) Related Party Transactions

A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $290,000 for the year ended December 31, 2009.

The Fund paid approximately $344,000 during the year ended December 31, 2009 to two officers of the Fund for the provision of certain administrative services.

(9) Investments in Restricted Securities

(Dollars in thousands)

The Fund is permitted to invest in restricted securities. The total restricted securities (excluding 144A issues) at December 31, 2009 amounts to $5,744 and represents 2.64% of net assets to common shareholders.

Description	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value
Dresser, Inc., 5.75%, 05/04/15	5/4/07	$500	$500	$462
Infor Global Solutions Holdings, Ltd., 3.99%, 07/28/12	7/25/06	728	728	662
Infor Global Solutions Holdings, Ltd., 6.481%, 03/02/14	3/1/07	500	505	353
Palm Inc. 3.77%, 04/24/14	11/1/07	1,960	1,764	1,676
Pokagon Gaming Authority, 9%, 08/15/12	9/23/09	1,000	960	955
Town Sports International LLC, 2.063%, 02/27/14	9/21/07	977	933	889

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2009

Description	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value
Trilogy International Partners LLC, 3.751%, 06/29/12	6/22/07-6/27/07	$750	$750	$641
WKI Holding Company, Inc., Common Stock	3/13/03	10	2,295	106
Total				$5,744

(10) Derivative Contract

The effect of derivative instruments on the Statement of Operations for the Year Ended December 31, 2009, was as follows:

Amount of Realized Loss on Derivatives
Interest Rate Swap
Net swap settlement disbursements	$(2,475,000)
Change in Unrealized Depreciation on Derivatives
Interest Rate Swap
Change in unrealized depreciation	$2,181,000

The Fund's swap arrangement matured on November 5, 2009. At December 31, 2009 there were no derivative contracts held by the Fund.

(11) New Accounting Pronouncements

In October 2008, the FASB issued Staff Position 157-3, Determining the Fair Value of a Financial Asset in a Market That Is Not Active ("FSP 157-3"), which clarifies the application of ASC 820 in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is not active. The guidance provided by FSP 157-3 did not have an impact on the Fund's approach to valuing financial assets.

In April 2009, the FASB Staff issued Position No. 157-4 — Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 clarifies the application of ASC 820 when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 — Fair Value Measurement. FSP157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. The guidance provided by FSP 157-4 did not have an impact on the Fund's approach to valuing financial assets.

In May 2009, the Fund adopted ASC 855 "Subsequent Events," formerly known as Financial Accounting Standard 165. ASC 855 provides authoritative accounting literature related to evaluating subsequent events that was previously addressed only in the auditing literature, and is largely similar to the current guidance in the auditing literature with some exceptions that are not intended to result in significant changes in practice. ASC 855 defines subsequent events and also requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The Fund has evaluated subsequent events through February 17, 2010.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2009

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU No. 2010-06"), Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820. Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2 and activity in Level 3 fair value measurement. Management is currently evaluating the impact on the Fund's financial statements.

(12) Reverse Stock Split

The Fund implemented a reverse stock split of 1-for-5 effective after the close of business on January 22, 2009. As a result of the reverse stock split, every five outstanding Fund shares were converted into one share, thereby reducing the number of outstanding shares by a factor of five, or by 92,074,239 shares.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance Certifications

On May 20, 2009, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Common and Auction Term Preferred Stock Transactions

From time to time in the future, the Fund may redeem and/or purchase its ATP as provided in the Fund's governing documents, as agreed upon by the Fund and sellers or as otherwise permitted. The Fund may effect such redemptions and/or purchases when it deems advisable.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

On October 29, 2009, the Board of Directors, including all of the Directors that are not "interested persons" of the Fund (the "Independent Directors") within the meaning of the Investment Company Act of 1940, approved the continuation of the Advisory Agreement with the Adviser. In considering this action, the Directors requested and reviewed a variety of materials relating to the Fund and the Adviser, including information on the Adviser's organization, operations and personnel, services the Adviser provides to the Fund, the Adviser's investment management practices, the Adviser's fees and profitability, the Adviser's compliance programs and the performance and the expenses of the Fund relative to other closed-end high yield debt funds, the Adviser's other high yield debt clients and high yield debt indices, among other matters. The Directors also took into account performance, portfolio management, organizational and other information regarding the Fund and the Adviser provided to them by the Adviser and Fund management throughout the year.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided financial information, biographical information on its portfolio management and other professional staff and descriptions of its organizational and management structure, its trade placement policies and its compliance practices. At the meeting on October 29, 2009, among other matters, Adviser personnel reviewed how the Adviser's organization stood following the prior year's market conditions. The Directors also took into account information provided periodically since the Board's last renewal of the Advisory Agreement by the Adviser relating to the performance of its duties with respect to the Fund and Fund management in connection with Board meetings and otherwise. In the course of their deliberations regarding the Advisory Agreement, the Directors evaluated, among other things: (a) the services rendered by the Adviser in the past; (b) the qualifications and experience of the Adviser's personnel; and (c) the Adviser's compliance programs. The Directors also took into account the financial condition of the Adviser with respect to its ability to provide the services required under the Advisory Agreement. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well capitalized organization with substantial resources and personnel; (2) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; and (6) the Adviser maintains appropriate compliance programs.

Fund Performance. The Directors noted that according to Lipper Inc., the Fund's total return based on its net asset value (which reflects the effect both of the Fund's fees and expenses and of the costs and effects of the Fund's leverage) was in the top decile for total return performance based on net asset value for the closed-end high yield debt funds in the Lipper CEFHY Leveraged Index for the one year, three year and five year periods ended September 30, 2009, and above the median for that group for the period from November 30, 2002 (the approximate date on which the Adviser began managing the Fund) to September 30, 2009. The Directors also noted that the Fund's performance based on net asset value exceeded the performance of the Lipper CEFHY Leveraged Index, the Lipper CEFHY Non-Leveraged Index and the Lipper High Yield Index for the one, three and five year periods ended September 30, 2009. In addition, the Directors noted that the Fund's total return calculated without taking into account the effect of any fees and expenses or the costs or effects of the Fund's leverage exceeded the performance of the Credit Suisse

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

High Yield Index, the Barclays Capital U.S. Corporate High Yield Index, the Merrill Lynch High Yield Master Index, the JP Morgan Global High Yield Index and the Citigroup BB-B Index for the three year and five year periods ended September 30, 2009. In analyzing the Adviser's performance, the Directors took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability and the limitations imposed on portfolio management by the diversification and asset coverage requirements associated with the credit rating for the Fund's auction term preferred stock. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance is reasonable given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

Costs of Services/Adviser Profitability. The Directors determined that information relating to the cost to the Adviser of the services it provides under the Advisory Agreement and the profitability to the Adviser of its relationship with the Fund were not relevant to their consideration of the Advisory Agreement's continuation, since (a) during all relevant time periods there has been no affiliation or other relationship between Fund management or the Directors on one hand and the Adviser on the other hand, that would compromise the independence of Fund management and the Directors from the Adviser and (b) the process of selecting the Adviser to succeed Wellington Management Company was characterized by independent evaluation of potential successor firms and arm's length bargaining between Fund management and the Board on one hand, and the Adviser on the other, to determine the terms of, and the fee rate to be paid under, the Advisory Agreement. Fallout benefits to the Adviser from its relationship with the Fund were not a consideration in the Directors' deliberations as the Adviser did not appear to receive any material benefit from the Fund other than its advisory fees.

Economies of Scale. Given the Fund's advisory fee structure under the Advisory Agreement (which provides for breakpoints), and the Fund's current and anticipated size, the Directors concluded that the Fund's advisory fee adequately reflects any economies of scale the Adviser might enjoy in managing the Fund.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed information relating to the fees paid by open-end funds for which the Adviser serves as investment manager or subadviser, the fee schedule for separate account clients of the Adviser and data from Lipper Inc. on advisory fees paid by funds in the Lipper CEFHY Leveraged Index. Among other things, the Directors noted that (a) as of September 30, 2009, the effective advisory fee rate for the Fund was lower than the advisory fees the Adviser charges its other registered fund clients (which are open-end funds); (b) the Fund's advisory fee rate schedule is more favorable than the Adviser's standard fee schedules for high yield debt separate accounts; and (c) the Fund's advisory fee is below those charged by a substantial majority of the closed-end funds included in the Lipper CEFHY Leveraged Index. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser, the Fund's performance, and the other considerations noted above with respect to the Adviser, the Fund's advisory fees are reasonable.

Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on October 29, 2009, the Directors, including all of the Independent Directors, voted to approve continuation of the Advisory Agreement.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2009, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 17, 2010

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer
Richard E. Floor – Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Auction Agent

Deutsche Bank Trust Company Americas
P.O. Box 305050
Nashville, TN 37230

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers

Independent Directors

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Joseph L. Bower DOB: 09/21/38	Director	Director since 1988	Professor, Harvard Business School since 1963 – as Donald K. David Professor of Business Administration from 1986-2007, Baker Foundation Professor since 2007, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager Program, Chair, the Corporate Leader.	1	Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Loews, Corporation (a conglomerate), and Brown Shoe Company, Inc.

Bernard J. Korman DOB: 10/13/31	Director	Director since 1987	Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research).	1	Director of Omega Healthcare Investors, Inc. (real estate investment trust), Medical Nutrition USA, Inc. (develops and distributes nutritional products).

Ernest E. Monrad DOB: 5/30/30	Director	Director since 1988*	Trustee since 1960 and Chairman of the Trustees from 1969 to May 2001 of Northeast Investors Trust; Chairman, Assistant Treasurer and a Director from 1981 to November 2008 of Northeast Investors Growth Fund; Director and Vice President of Northeast Investment Management, Inc., until 12/31/06, and Director of Northeast Management & Research Company, Inc. from 1981 to November 2008.	1

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

  *  Includes service as Director Emeritus from April 2005 until July 2005.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — Continued

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Marguerite A. Piret DOB: 5/10/48	Director	Director since 2004	President and Chief Executive Officer, Newbury, Piret & Company, Inc., (an investment bank).	1	Trustee of Pioneer Funds (58 funds).

Interested Directors and Officers

Robert F. Birch[4] DOB: 3/12/36	Director and President	Director since 1992	Mutual Fund Director	1	Director of Brookfield/Helios Funds (8 funds).

Richard E. Floor[5] DOB: 8/3/40	Director and Secretary	Director since 1987	Partner through his professional corporation with the law firm of Goodwin Procter LLP, Boston, Massachusetts.	1	Director of Affiliated Managers Group, Inc. Member of Supervisory Board Lyondell-Basell, S.A. (refining and petrochemical company being reorganized under Chapter XI).

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

  4  As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

  5  Mr. Floor is an interested person of the Fund within the meaning of the 1940 Act because, through his professional corporation, Mr. Floor is a partner of Goodwin Procter LLP, counsel to the Fund.

Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

The New America High Income Fund, Inc.

PRIVACY POLICY NOTICE

We respect the privacy rights of our shareholders and potential shareholders. We want you to understand what personal information The New America High Income Fund, Inc. (the "Fund") has and what information it does not have about its shareholders and visitors to Fund's web site.

Collection of Information – The Fund has nonpublic personal information about shareholders who wish to become registered shareholders. This information includes the registered shareholder's name, mailing address, tax identification number and information about your account history with the Fund's shares. The Fund does not maintain any information about shareholders who hold shares in unregistered form in accounts with banks and brokerage firms. Visitors to the Fund's web site who contact the Fund for more information via electronic mail give the Fund personal information which may include the visitor's name, address, electronic mail address and telephone number so that the Fund may respond to the visitor's inquiry. The Fund's web site does not collect any information about visitors to the site and does not store any "cookies" on visitors' computers.

Disclosure of Information – The Fund's shareholder data is maintained by the Fund's transfer agent, American Stock Transfer and Trust Company ("AST"). AST has assured the Fund that it is in compliance with all federal regulations regarding computer security. You should be aware, however, that there is no guarantee that the data will be secure. Access to your personal information is restricted to only those Fund staff and the staffs of our service providers who require access to your account information in order to provide service to you. The Fund or its agents does disclose shareholders' personal information for tax reporting purposes or in certain other cases required by government agencies or law enforcement agencies. We do not disclose or sell your personal information to any other entity.

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American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2009

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  The code of ethics is posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit and Nominating Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit and Nominating Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item regarding principal accountants, fees and services appears under the caption “Independent Accountants and Fees” in the Fund’s Proxy Statement dated February 25, 2010 prepared for the Annual Meeting of Shareholders to be held April 22, 2010, which was filed with the SEC via EDGAR on February 25, 2010.  The information under that caption is incorporated herein by reference.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item regarding the audit committee of the Fund appears under the caption “Committees of the Board of Directors and Meetings—Audit and Nominating Committee” in the Fund’s Proxy Statement dated February 25, 2010 prepared for the Annual Meeting of Shareholders to be held April 22, 2010, which was filed with the SEC via EDGAR on February 25, 2010.  The information under that caption is incorporated herein by reference.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE (CANADA), INC

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price (Canada), Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.  T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, RMG maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, RMG’s web-based application.

Vote Determination

Each day, RMG delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. Finally, we vote for proposals calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee co-chaired by Mark J. Vaselkiv and Paul A. Karpers.  Messrs. Vaselkiv and Karpers share day-to-day responsibility for managing the Fund and work with the Committee in developing and executing the Fund’s investment program.  Mr. Vaselkiv has been a chairman of the Committee since 2002.  He has served as a portfolio manager throughout the past five years.  Mr. Karpers has been a chairman of the Committee since 2005.  He has served as a portfolio manager throughout the past five years.  Their biographies are as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Division, heading taxable high-yield bond management.  He serves as president of the T. Rowe Price High Yield Fund and as Chairman of the T. Rowe Price High Yield Fund, Inc. Advisory Committee, Chairman of the T. Rowe Price High Yield Fund – Advisor Class Advisory Committee and Chairman of the T. Rowe Price Institutional High Yield Fund Advisory Committee, Chairman of the High Yield Fund Investment Advisory Committee, as well as being a member of the Fixed Income Steering Committee. Prior to joining the firm in 1988, he was employed as a vice president for Shenkman Capital Management, Inc., New York, analyzing and trading high yield debt securities, and as a private placement credit analyst in the Capital Markets Group of Prudential Insurance Company.  Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

Paul A. Karpers, CFA

Paul Karpers is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a High Yield Portfolio Manager in the Fixed Income Division.  He is chairman of the Investment Advisory Committee of the T. Rowe Price Institutional High Yield Fund. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia. He earned a B.S. in finance from LaSalle University and an M.B.A. with concentrations in finance and information systems from New York University. Paul also has earned his Chartered Financial Analyst designation and is a member of the CFA Institute and the Baltimore CFA Society.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets
• registered investment companies:	6	$8,286.6 million
• other pooled investment vehicles:	5	$27.2 million
• other accounts:	13	$1,712.7 million

As of 12/31/2009.

Paul Karpers:

	Number of Accounts	TOTAL Assets
• registered investment companies:	5	$1,717.1 million
• other pooled investment vehicles:	4	$1,160.1 million
• other accounts:	8	$2,254.5 million

As of 12/31/2009.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies.  We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. CS First Boston High Yield) and an applicable Lipper index (ex. High Current Yield Funds Average), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None
Paul A. Karpers	New America High Income Fund	$50,001 — $100,000

* As of 12/31/2009.

Item 8(b) – Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	March 5, 2010

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 5, 2010